                                                                   EXHIBIT 99.2

PROXY                                                                     PROXY


                              COLUMBIA ENERGY GROUP
             Proxy for June 2, 2000 Special Meeting of Shareholders
          This Proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Oliver G. Richard III, Patricia A. Hammick and Michael W. O'Donnell and any of them, Proxies, with full power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Columbia Energy Group, to be held at the PNC Bank Center, located at 222 Delaware Avenue, Wilmington, Delaware, on June 2, 2000 at 2:00 p.m. (EDT) and at any adjournment thereof or on any business that may properly come before the meeting.

         The shares represented hereby will be voted in accordance with the specifications on the reverse side of this card. The undersigned confers upon the proxies hereby appointed authority to act upon all matters incident to the conduct of the meeting and their discretion upon such other matters as may properly come before the meeting. Management knows of no other matters to be presented at the meeting.

                   THIS PROXY IS CONTINUED ON THE REVERSE SIDE

Please Sign and Date on Reverse Side and Return Promptly Using the Enclosed Envelope

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




                              Columbia Energy Group
      Please mark in oval in the following manner using dark ink only. / /


  [                                                                         ]

The Board of Directors recommends that shareholders vote FOR the following proposal:

Proposal to adopt the Agreement and Plan of Merger, dated as of February 27, 2000, as amended as of March 31, 2000, among Columbia Energy Group, NiSource Inc., Company Acquisition Corp., Parent Acquisition Corp., NiSource Finance Corp. and New NiSource Inc.


[ ] FOR                       [ ] AGAINST                       [ ] ABSTAIN

The Proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting.

                                            Dated:                       , 2000
                                                 ------------------------
                                     Signature(s):
                                                 ------------------------------


                                        If you receive more than one proxy card, please vote, sign and return all cards in the enclosed envelopes. Executors, administrators, trustees, etc., should give full title. For joint accounts, each joint owner shall sign.
                                        Corporations should sign full
                                        corporation name by duly authorized
                                        officer with the signature attested by
                                        Corporate Secretary.





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          FOLD AND DETACH HERE IF YOU ARE NOT SUBMITTING YOUR PROXY BY
                                    TELEPHONE




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[CONTROL NUMBER]

                   NOW YOU CAN VOTE YOUR SHARES BY TELEPHONE!

      QUICK * EASY * IMMEDIATE * AVAILABLE 24 HOURS A DAY * 7 DAYS A WEEK

TO VOTE BY PHONE: Call toll free 1-888-514-8709 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. Enter the 6-digit Control Number located above. Option #1: To vote as the Board of Directors recommends on ALL proposals: Press 1. When asked, please confirm your vote by pressing 1.

To Columbia Energy Group Shareholders:

The Special Meeting of Columbia Energy Group Shareholders will be held at 2:00 p.m. (EDT) on June 2, 2000 at the PNC Bank Center, located at 222 Delaware Avenue, Wilmington, Delaware.

Columbia Energy Group encourages you to take advantage of a convenient way by which you can submit your proxy. You can submit your proxy through the telephone. This eliminates the need to return the proxy card.

To submit your proxy through the telephone you must use the control number printed on the left side of this proxy card, just below the perforation. The series of numbers that appear in the box above must be used to access the system.

        To submit your proxy over the telephone:
           On a touch-tone telephone call (888) 514-8709
           24 hours a day, 7 days a week

Your telephone proxy authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

If you choose not to submit your proxy through the telephone, you may submit your proxy using the attached proxy card. Please read both sides and then mark, sign and date it. Please detach and return the card promptly in the enclosed business reply envelope. No postage is required if it is mailed in the United States.

Thank you for voting on this very important proxy issue.

Carolyn McKinney Afshar                                         [COLUMBIA LOGO]
Secretary
Columbia Energy Group


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Return to Columbia Energy Group, c/o Harris Trust and Savings Bank,
P.O. Box 7051, Rockford, IL 61125-9945


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                        CONFIDENTIAL VOTING INSTRUCTIONS

To: Fidelity Management Trust Company, N.A., Trustee Under Columbia Savings Plan

             Proxy for June 2, 2000 Special Meeting of Shareholders This Proxy is solicited on behalf of the Board of Directors

Fidelity Management Trust Company is hereby instructed to vote the equivalent number of shares of common stock of Columbia Energy Group represented by my units as indicated on the reverse side of this card, in the Columbia Savings Plan at the Special Meeting of Shareholders of Columbia Energy Group to be held at the PNC Bank Center, located at 222 Delaware Avenue, Wilmington, Delaware, on June 2, 2000 at 2:00 p.m. (EDT) and at any adjournment thereof or on any business that may properly come before the meeting.

Every properly signed Voting Instructions Form will be voted in accordance with the specifications on the reverse side of this card. The undersigned confers upon the proxies hereby appointed authority to act upon all matters incident to the conduct of the meeting and their discretion upon such other matters as may properly come before the meeting. Management knows of no other matters to be presented at the meeting.

                   THIS PROXY IS CONTINUED ON THE REVERSE SIDE

Please Sign and Date on Reverse Side and Return Promptly
Using the Enclosed Envelope

--------------------------------------------------------------------------------

                              Columbia Energy Group
      Please mark in oval in the following manner using dark ink only. / /


  [                                                                         ]

The Board of Directors recommends that shareholders vote FOR the following proposal:

Proposal to adopt the Agreement and Plan of Merger, dated as of February 27, 2000, as amended as of March 31, 2000, among Columbia Energy Group, NiSource Inc., Company Acquisition Corp., Parent Acquisition Corp., NiSource Finance Corp. and New NiSource Inc.


[ ] FOR                       [ ] AGAINST                       [ ] ABSTAIN

The Proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting.


                                            Dated:                       , 2000
                                                 ------------------------
                                     Signature(s):
                                                 ------------------------------

                                        If you receive more than one proxy card, please vote, sign and return all cards in the enclosed envelopes. Executors, administrators, trustees, etc., should give full title. For joint accounts, each joint owner shall sign.
                                        Corporations should sign full
                                        corporation name by duly authorized
                                        officer with the signature attested by
                                        Corporate Secretary.





--------------------------------------------------------------------------------
          FOLD AND DETACH HERE IF YOU ARE NOT SUBMITTING YOUR PROXY BY
                                    TELEPHONE

[Control Number]




                   NOW YOU CAN VOTE YOUR SHARES BY TELEPHONE!


      QUICK * EASY * IMMEDIATE * AVAILABLE 24 HOURS A DAY * 7 DAYS A WEEK

TO VOTE BY PHONE: Call toll free 1-888-514-5437 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. Enter the 6-digit Control Number located above. Option #1: To vote as the Board of Directors recommends on ALL proposals: Press 1. When asked, please confirm your vote by pressing 1.

To Columbia Energy Group Shareholders:

The Special Meeting of Columbia Energy Group Shareholders will be held at 2:00 p.m. (EDT) on June 2, 2000 at the PNC Bank Center, located at 222 Delaware Avenue, Wilmington, Delaware.

Columbia Energy Group encourages you to take advantage of a convenient way by which you can submit your proxy. You can submit your proxy through the telephone. This eliminates the need to return the proxy card.

To submit your proxy through the telephone you must use the control number printed on the left of this proxy card, just below the perforation. The series of numbers that appear in the box above must be used to access the system.

         To submit your proxy over the telephone:
            On a touch-tone telephone call (888) 514-5437
            24 hours a day, 7 days a week

Your telephone proxy authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

If you choose not to submit your proxy through the telephone, you may submit your proxy using the attached proxy card. Please read both sides and then mark, sign and date it. Please detach and return the card promptly in the enclosed business reply envelope. No postage is required if it is mailed in the United States.

Thank you for voting on this very important proxy issue.

Carolyn McKinney Afshar                                        [COLUMBIA LOGO]
Secretary
Columbia Energy Group


--------------------------------------------------------------------------------
Return to Columbia Energy Group, c/o Harris Trust and Savings Bank,
P.O. Box 7051, Rockford, IL 61125-9945